Goldman Sachs Funds

INTERNATIONAL SMALL CAP FUND      Semiannual Report February 29, 2000


                                  Long-term capital growth

                                  potential through a portfolio of

                                  smaller capitalization companies

                                  located outside of the United States.

[GRAPHIC]

                                                         [LOGO OF GOLDMAN SACHS]

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND



          Market Overview


          Dear Shareholder,

          During the period under review, international equity markets posted generally strong results -- aided by a strong rally during the fourth quarter of 1999. Technology stocks were among the best performers in various markets around the world.

               .    Market Review: Overall, International Markets Perform
                    Well -- As the reporting period came to a close, international equity markets around the globe had posted generally solid results. The largest contributors to performance occurred during the fourth quarter of 1999, as investors correctly looked beyond Y2K fears and instead focused on opportunities for their portfolios. More recently, concerns over inflation have resulted in rising interest rates in the U.S. and Europe. This has put somewhat of a damper on returns, as many international markets have given back some of their gains thus far in 2000.

                    Japanese stocks were among the strongest performers, as restructuring efforts and strong corporate profits reinforced the view that the economy was on an upward trend. In Asia's developed markets, a continuation of improving economic fundamentals and an increase in foreign investors has helped last year's dramatic rebound to move steadily forward. Many emerging market countries also generated outstanding returns, as strong returns and attractive relative valuations proved compelling for investors. In Europe, an economic rebound, consolidation activity and the technology sector drove the market higher.

               . Market Outlook: Cautious Optimism -- Many attractive investment opportunities remain in the international equity market. Improving economic and corporate fundamentals, consolidation activity and the vast potential of the "new economy" are a few of the positive trends that exist. However, there are several areas that could adversely affect results going forward. The prospect for continued interest rate hikes in the U.S. could have a ripple effect in many regions and stunt growth rates in more fragile economies. High valuations in some areas of the market, most notably the technology sector, leave little room for disappointing results. And currency fluctuations in the yen and euro could put a strain on continued strong results.

                    Based on these uncertainties and the potential for short-term market volatility, we encourage you to work closely with your financial advisor to maintain a long-term focus on your investment portfolio. As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

                    Sincerely,

                    /s/ David B. Ford

                    David B. Ford
                    Co-Head, Goldman Sachs Asset Management

                    /s/ David W. Blood

                    David W. Blood
----------------    Co-Head, Goldman Sachs Asset Management
 . NOT FDIC
  INSURED           March 13, 2000

 . May Lose Value

 . No Bank
  Guarantee
----------------

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND


                                  Fund Basics
                            as of February 29, 2000


                     Assets Under Management $306.9 Million

                               Number of Holdings

                                      142

                                 NASDAQ SYMBOLS

                                 Class A Shares

                                     GISAX

                                 Class B Shares

                                     GISBX

                                 Class C Shares

                                     GISCX

                              Institutional Shares

                                     GISIX

                                 Service Shares

                                     GISSX

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------
                                       Fund Total Return          MSCI EAFE
August 31, 1999-February 29, 2000   (without sales charge)1       Small Cap2
--------------------------------------------------------------------------------
Class A                                     30.88%                  2.34%
Class B                                     30.62                   2.34
Class C                                     30.54                   2.34
Institutional                               31.23                   2.34
Service                                     30.96                   2.34
--------------------------------------------------------------------------------
1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.
2 The unmanaged MSCI EAFE Small Cap Index, incepted 1/15/98, includes 1,502 securities from 23 developed markets with a capitalization range of $200-$800 million and a general regional allocation of 60% Europe, 30% Japan and 10% Asia. Total returns are calculated without dividends reinvested. The Index figures do not reflect fees or expenses. In addition, investors cannot invest directly in the Index.

--------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS3
--------------------------------------------------------------------------------
For the period ended      Class A   Class B   Class C   Institutional   Service
12/31/99
--------------------------------------------------------------------------------
Last 6 months              18.89%    20.27%    24.44%       26.30%       25.89%
One Year                   39.40     41.62     45.69        48.56        47.68
Since inception            24.93     26.71     28.76        30.08        29.27
(5/1/98)
--------------------------------------------------------------------------------
3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

--------------------------------------------------------------------------------
TOP 10 HOLDINGS AS OF 2/29/00
--------------------------------------------------------------------------------

                                     % of Total
Holding                              Net Assets   Country       Line of Business
-------------------------------------------------------------------------------------
Sato Corp.                              1.5%      Japan         Electronics Equipment
Smartforce PLC ADR                      1.4       Ireland       Information Services
Hakuto Co.                              1.4       Japan         Electrical Equipment
Vesta Wind Systems A/S                  1.4       Denmark       Energy Resources
Altran Technologies                     1.4       France        Business Services
Helsingin Puhelin Oyj                   1.4       Finland       Energy Resources
Komeri Co. Ltd.                         1.3       Japan         Home Products
Nippon Kanzai Co.                       1.3       Japan         Business Services
Sumitomo Real Estate Sales Co. Ltd.     1.2       Japan         Real Estate
Societe Generale D'Affichage            1.2       Switzerland   Media
-------------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND



          Performance Overview


          Dear Shareholder,

          We are pleased to report on the performance of the Goldman Sachs International Small Cap Fund for the six month period that ended February 29, 2000.


               Performance Review

               Over the six month period ended February 29, 2000, the Fund's Class A, B, C, Institutional and Service share classes produced cumulative total returns, without sales charges, of 30.88%, 30.62%, 30.54%, 31.23% and 30.96%, respectively. These results handily outpaced the 2.34% cumulative total return of the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Small Cap Europe, Australasia, Far East Index (EAFE).

               The Fund's outperformance during the period was primarily attributable to a significant contribution from regional stock selection.


               Portfolio Composition

               The Fund's weightings in each of the three key regions of Japan, Europe and Asia were 31.3%, 54.1% and 7.1%, respectively, as of February 29, 2000. Our objective is to add value more through stock selection within each region than through regional allocation. Having said that, in recent months some of the Fund's best performance has come from stocks in the European and Asian portions of the Fund.


               Portfolio Highlights

          . Intershop Communications AG -- Intershop Communications, an Internet software provider, has been an outstanding contributor to the Fund. The firm is one of the purest Internet plays in the Fund that focuses on the explosive growth of e-commerce in Europe. During the first two months of 2000, Intershop's share price appreciated over 90%, indicating the market's confidence in its ability to succeed in this fast growing market.

          . Capita Group PLC -- Capita Group is one the Fund's longest standing holdings and it has been an outstanding performer. Capita is a leading provider of outsourcing services to local authorities in the U.K., and it recently signed an agreement with the U.S. software manufacturer Microsoft.


               Key New Acquisitions

          . Cybertron Telekom AG -- Cybertron Telekom is one of the largest recent additions to the Fund's portfolio. We believe this Austrian alternative telecommunication provider is poised to benefit from the increased deregulation of the Austrian telecommunication market, with plans to expand throughout central Europe.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

INVESTMENT PROCESS OVERVIEW

Company visits form the core of the investment process for the Goldman Sachs International Small Cap Fund.


-------------------
  Company Visits
  --------------
 Internal Research
 -----------------
Return Expectations
-------------------


-------------------
  Stock Selection
-------------------


-------------------
      Portfolio
    Construction
--------------------

 . Stock, Industry
   & Country Views
   Relative to
   Benchmark
--------------------


--------------------
  Portfolio Review
    & Analysis
--------------------

 . Performance
   Measurement
   & Attribution
 . Risk Management
 . Currency
   Management
---------------------


 .    Saipem SpA -- Saipem is another important recent addition to the Fund. The firm is an Italian international contractor, offering services in offshore and onshore oil & gas exploration and drilling. Saipem is another beneficiary of the tendency towards outsourcing in Europe.


     Portfolio Outlook

     We will continue to seek fast growing companies at attractive valuations. As in the past, our strategy will aim to identify dynamic organizations either benefiting from a structural change in the market, such as outsourcing of services, or companies operating in a particularly attractive market niche. The Fund's significant outperformance since its inception indicates the long term strength of our investment process. In addition, the Fund rose over 12% during the first two months of 2000, compared to the Fund's benchmark, the MSCI Small Cap EAFE, increasing slightly more than 2%. This is an indication of how the Fund can be an excellent diversification tool to a U.S.-based portfolio. Looking ahead, we believe that as bond yields stabilize, the strong growth rates for the companies within the Fund, and their attractive valuations versus other growth stocks, leave us well-positioned for the longer term. Consequently, we feel that the Fund offers excellent value.

     We thank you for your investment and look forward to your continued confidence.




     Goldman Sachs International Small Cap Equity Investment Team

     London
     February 29, 2000

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND


          The Goldman Sachs Advantage


          Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.


               Today, the firm's Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

               What Sets Goldman Sachs Funds Apart?

                                             1
                                 Resources and Relationships

               Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                             2
                                     In-Depth Research

               Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                             3
                                      Risk Management

               In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

               To learn more about the Goldman Sachs Funds, call your investment professional today.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Performance Summary
February 29, 2000 (Unaudited)
 The following graph shows the value as of February 29, 2000, of a $10,000 in-vestment made on May 1, 1998 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%), Class B Shares (applicable contingent de-ferred sales charges of 5.0% declining to 0% after six years), Class C Shares (applicable contingent deferred sales charge of 1.0% if redeemed within twelve months), Institutional and Service Shares (at NAV) of the Goldman
 Sachs International Small Cap Fund. For comparative purposes, the performance of the Fund's benchmarks (Morgan Stanley Capital International EAFE Small Cap Index unhedged ("MSCI Small Cap EAFE")) is shown. This performance data rep-resents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 International Small Cap Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested May 1, 1998 to February 29, 2000.

                                   [GRAPH]

            MSCI Small Cap EAFE  Class A     Class B    Class C       Institutional Class   Service Class
5/1/98             10,000          9,450     10,000      10,000               10,000           10,000
May 98             10,033          9,830     10,400      10,400               10,400           10,400
Jun 98              9,634          9,783     10,350      10,350               10,360           10,350
Jul 98              9,502         10,038     10,620      10,620               10,630           10,620
Aug 98              8,237          8,856      9,370       9,370                9,400            9,370
Sep 98              7,858          8,384      8,870       8,870                8,900            8,870
Oct 98              8,488          9,008      9,520       9,520                9,560            9,530
Nov 98              8,893          9,348      9,880       9,880                9,930            9,890
Dec 98              8,927          9,830     10,400      10,400               10,447           10,400
Jan 99              8,815         10,038     10,610      10,610               10,667           10,610
Feb 99              8,704          9,981     10,550      10,550               10,617           10,550
Mar 99              9,175         10,302     10,880      10,880               10,967           10,890
Apr 99              9,857         10,822     11,430      11,430               11,527           11,440
May 99              9,499         10,473     11,050      11,050               11,157           11,080
Jun 99             10,004         11,531     12,170      12,160               12,288           12,200
Jul 99             10,310         12,070     12,730      12,730               12,879           12,770
Aug 99             10,528         12,514     13,190      13,190               13,360           13,240
Sep 99             10,496         12,892     13,580      13,580               13,760           13,640
Oct 99             10,352         12,788     13,470      13,470               13,670           13,540
Nov 99             10,408         13,601     14,320      14,320               14,540           14,400
Dec 99             10,503         14,507     15,268      15,258               15,520           15,358
Jan 00             10,516         14,909     15,673      15,673               15,955           15,783
Feb 00             10,775         16,379     16,814      17,218               17,532           17,339

  Average Annual Total Return through
  August 31, 1999(a)                    Since Inception One Year Six Months(b)
  Class A
  Excluding sales charges                   34.92%       63.88%     30.88%
  Including sales charges                   30.84%       54.95%     23.69%
 -----------------------------------------------------------------------------
  Class B
  Excluding contingent deferred sales
  charges                                   34.49%       63.08%     30.62%
  Including contingent deferred sales
  charges                                   32.72%       57.92%     25.43%
 -----------------------------------------------------------------------------
  Class C
  Excluding contingent deferred sales
  charges                                   34.45%       62.99%     30.54%
  Including contingent deferred sales
  charges                                   34.45%       61.95%     29.50%
 -----------------------------------------------------------------------------
  Institutional                             35.78%       64.91%     31.23%
 -----------------------------------------------------------------------------
  Service                                   34.96%       64.13%     30.96%
 -----------------------------------------------------------------------------

 (a) Commencement date of operations was May 1, 1998 for all classes.
 (b) Not annualized.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Investments
February 29, 2000 (Unaudited)

  Shares  Description                                                   Value
 Common Stocks - 91.2%
  Australia - 1.7%
  154,000 Brazin Ltd. (Specialty Retail)                          $    270,143
  199,500 Fairfax (John) Holdings Ltd. (Publishing)                    702,372
  257,147 Hutchison Telecommunications (Australia) Ltd.*
          (Telecommunications)                                         829,356
  205,000 Melbourne IT Ltd.* (Business Services)                     1,397,668
  131,600 North Ltd. (Mining)                                          222,750
  250,000 Primary Health Care Ltd. (Health)                            815,538
   89,762 Tab Corp. Holdings Ltd. (Entertainment)                      535,911
  172,600 TAB Ltd. (Entertainment)                                     253,902
  190,495 Village Roadshow Ltd. (Entertainment)                        311,884
                                                                  ------------
                                                                     5,339,524
 -----------------------------------------------------------------------------
  Austria - 1.1%
   11,440 Cybertron Telekom AG* (Telecommunications)                 3,276,382
 -----------------------------------------------------------------------------
  China - 0.7%
  466,000 Legend Holdings (Electrical Equipment)                     2,155,495
 -----------------------------------------------------------------------------
  Denmark - 4.7%
   62,969 DSV, De Sammensluttede Vognmaend af* (Transportation)      1,304,753
   28,126 Falck A/S (Electrical Equipment)                           3,077,841
   49,945 GN Store Nord A/S (Telecommunications)                     3,331,046
   29,032 Sondagsavisen A/S (Publishing)                             2,349,841
   15,128 Vesta Wind Systems A/S* (Energy Resources)                 4,261,105
                                                                  ------------
                                                                    14,324,586
 -----------------------------------------------------------------------------
  Finland - 2.8%
   22,173 Alma Media Corp. (Publishing)                              1,090,452
   39,158 Helsingin Puhelin Oyj (Energy Resources)                   4,191,365
   45,441 Nokian Renkaat Oyj (Auto)                                  1,722,077
   47,820 Talentum (Publishing)                                      1,475,610
                                                                  ------------
                                                                     8,479,504
 -----------------------------------------------------------------------------
  France - 8.3%
   14,892 Altran Technologies (Business Services)                    4,221,943
   10,669 Cerg Finance (Computer Software)                           1,491,776
   17,596 Coface* (Insurance)                                        1,425,297
   18,956 Compagnie Generale de Geophysique SA* (Energy
          Resources)                                                 1,124,175
   21,307 Diosos* (Diversified Industrial Manufacturing)               924,585
   25,272 Entrelec Groupe SA (Electrical Utilities)                  1,398,825
   28,944 Etam (Specialty Retail)                                      586,125
   12,761 FI System* (Business Services)                             1,722,760
   14,478 GFI Informatique (Business Services)                       2,917,876
   20,680 IPSOS (Media)                                              2,865,625
   10,540 Jet Multimedia* (Information Services)                     1,123,091
   29,864 Royal Canin SA (Grocery)                                   2,879,785
   21,271 Unibail (Real Estate)                                      2,689,073
                                                                  ------------
                                                                    25,370,936
 -----------------------------------------------------------------------------

  Shares    Description                                                  Value
 Common Stocks - (continued)
  Germany - 5.8%
     39,852 Allbecon AG (Business Services)                        $  1,018,376
     16,513 Bertrandt AG (Auto)                                       1,004,772
     15,925 Brokat Infosystems AG (Computer Software)                 2,364,897
     19,323 Dis Deutscher Industrie (Business Services)               1,546,552
      5,070 Intershop Communications AG* (Computer Software)          2,640,060
     32,885 m&s Elektronic AG (Information Services)                    637,391
     13,283 Parsytec Pattern AG* (Computer Software)                  2,817,934
     64,507 Rhoen-Klinikum AG (Health)                                2,919,071
     11,821 ricardo. de AG* (Information Services)                    2,143,009
      4,938 Tecis Holding AG* (Financial Services)                      352,367
      6,519 Wanderer-Werke AG*
            (Multi-Industrial)                                          490,329
                                                                   ------------
                                                                     17,934,758
 ------------------------------------------------------------------------------
  Hong Kong - 2.3%
  2,138,000 Cafe De Coral Holdings (Restaurants)                        700,497
    365,200 Dah Sing Financial Holdings (Banks)                       1,187,162
    903,000 Dickson Concepts International Ltd. (Specialty
            Retail)                                                     986,200
  1,708,000 Esprit Holdings (Multi-Industrial)                        1,634,943
  1,300,000 Giordano International Ltd. (Specialty Retail)            1,453,186
    971,200 HKR International Ltd. (Real Estate)                        477,308
  1,230,000 JCG Holdings Ltd. (Financial Services)                      576,842
                                                                   ------------
                                                                      7,016,138
 ------------------------------------------------------------------------------
  Ireland - 2.2%
    122,185 Independent News & Media PLC (Publishing)                 1,281,584
    441,245 Kingspan Group PLC (Construction)                         1,276,477
     98,800 SmartForce PLC ADR* (Information Services)                4,353,375
                                                                   ------------
                                                                      6,911,436
 ------------------------------------------------------------------------------
  Italy - 3.5%
    104,458 Banca Popolare Commercio e Industria Ordinary Shares
            (Banks)                                                   3,635,850
    198,703 Banca Popolare di Milano BPM (Banks)                      1,475,391
    171,555 Brembo SpA (Auto)                                         2,016,597
    194,191 Gruppo Coin SpA* (Department Store)                       2,147,853
    363,541 Saipem SpA (Energy Resources)                             1,381,216
                                                                   ------------
                                                                     10,656,907
 ------------------------------------------------------------------------------
  Japan - 31.3%
     61,000 ABLE, Inc. (Real Estate)                                  3,608,318
     70,700 Aderans Co. Ltd. (Specialty Retail)                       1,930,200
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

  Shares  Description                                                     Value
 Common Stocks - (continued)
  Japan - (continued)
  148,000 Alpine Electronics Inc. (Electronics Equipment)           $  2,159,021
  116,000 Amatsuji Steel Ball Manufacturing Co. Ltd. (Industrial
          Parts)                                                       1,045,093
   16,600 Citizen Electronic (Electrical Equipment)                    3,323,474
  257,000 Daiwa Electronics (Consumer Durables)                          703,981
  261,000 Foster Electric Co. Ltd. (Electrical Equipment)              1,662,647
   17,700 Fuji Seal (Heavy Machinery)                                  1,050,225
  267,000 Fujitec Co. Ltd. (Construction)                              2,337,480
  147,000 Fukuda Denshi Co. Ltd. (Health)                              2,474,860
    4,300 Funai Electric Co. Ltd. (Electrical Equipment)               3,091,414
  106,500 Hakuto Co. (Electrical Equipment)                            4,312,918
  484,000 Hitachi Powdered Metals (Mining)                             3,215,361
  164,100 Inaba Denkisangyo (Electrical Equipment)                     1,720,373
  223,500 Iuchi Seieido Co. (Electrical Equipment)                     3,620,421
   38,000 Japan Business Computer Co. Ltd. (Computer Software)         2,299,677
  180,900 Japan CBM Corp. (Electrical Equipment)                       2,897,429
  436,000 Kato Sangyo Co. Ltd. (Food & Beverage)                       2,579,060
  230,000 Kawasumi Labs, Inc. (Chemicals)                              2,490,786
   89,300 Koekisha Co. Ltd. (Medical Providers)                        2,763,070
  136,900 Komeri Co. Ltd. (Home Products)                              3,961,796
   43,400 Kuroda Electric Co. Ltd. (Electronics Equipment)             1,718,069
      136 Kyoto Kimono Yuzen Co. Ltd.* (Specialty Retail)              1,027,256
   90,700 Meitec Corp. (Business Services)                             2,600,036
  169,600 Ministop Co. Ltd. (Specialty Retail)                         3,542,176
   93,000 Mirai Industry Co. Ltd. (Multi-Industrial)                   1,079,929
   88,000 MKC-STAT Corp. (Business Services)                           2,506,621
  155,000 Nippon Kanzai Co. (Business Services)                        3,949,584
  253,000 Ogura Clutch Co. Ltd. (Auto)                                 2,394,503
    4,000 OZEKI Co. Ltd. (Grocery)                                       192,201
   12,760 People Co. Ltd. (Health)                                     1,137,990
   66,000 Rock Field Co. Ltd. (Grocery)                                2,612,731
  121,100 Sato Corp. (Electronics Equipment)                           4,518,451
  156,300 Sumitomo Real Estate Sales Co. Ltd. (Real Estate)            3,797,798
   33,000 Suruga Co. Ltd. (Consumer Durables)                          2,222,323
   32,900 Taiyo Ink Manufacturing Co. Ltd. (Chemicals)                 3,293,443
  228,300 Trusco Nakayama (Wholesale)                                  2,638,586
      206 Yoshinoya D&C Co. Ltd. (Restaurants)                         3,468,171
                                                                    ------------
                                                                      95,947,472
 -------------------------------------------------------------------------------
  Netherlands - 2.1%
   52,208 Beter Bed Holding NV (Specialty Retail)                      1,364,327
  112,579 Samas Groep NV (Business Services)                           1,378,710
   59,853 Versatel Telecom International NV* (Telecommunications)      3,630,351
                                                                    ------------
                                                                       6,373,388
 -------------------------------------------------------------------------------

  Shares    Description                                               Value
 Common Stocks - (continued)
  Norway - 1.7%
    162,842 EDB Business Partner ASA (Business Services)        $  2,546,380
     79,379 Stepstone ASA* (Information Services)                    303,208
    131,615 Tomra Systems ASA (Machinery)                          2,497,975
                                                                ------------
                                                                   5,347,563
 ---------------------------------------------------------------------------
  Portugal - 0.9%
     68,061 ParaRede, SGPS (Information Services)                  2,720,413
 ---------------------------------------------------------------------------
  Singapore - 2.4%
    111,000 Datacraft Asia Ltd. (Telecommunications)                 937,950
    453,000 JIT Holdings Ltd. (Electronics Equipment)              1,458,747
    600,000 Lindeteves-Jacoberg Ltd. (Electrical Equipment)          623,150
  1,491,000 PCI Ltd. (Electronics Equipment)                       1,193,838
    209,000 Venture Manufacturing Ltd. (Electrical Equipment)      3,140,760
                                                                ------------
                                                                   7,354,445
 ---------------------------------------------------------------------------
  Spain - 2.9%
     59,905 Baron de Ley SA* (Alcohol)                             1,250,642
    150,071 Centros Comerciales Pryca SA (Grocery)                 1,985,468
    163,764 Sociedad General de Aguas de Barcelona SA
            (Multi-Industrial)                                     2,403,506
     52,373 Sogecable SA* (Broadcasting)                           3,383,719
                                                                ------------
                                                                   9,023,335
 ---------------------------------------------------------------------------
  Sweden - 2.9%
    146,033 Europolitan Holdings AB (Telecommunications)           3,420,563
     83,368 Proffice AB (Business Services)                        1,886,067
    139,329 Sifo Group AB Series B (Business Services)             1,663,606
    623,127 Swedish Match AB (Tobacco)                             2,036,270
                                                                ------------
                                                                   9,006,506
 ---------------------------------------------------------------------------
  Switzerland - 6.0%
      1,033 Bachem AB Class B (Chemicals)                          1,554,614
      3,482 Belimo Holding AG (Construction)                       1,468,854
      4,910 Carrier 1 International SA* (Telecommunications)         767,023
      6,681 Charles Voegele Holding AG (Apparel)                   1,102,475
      1,671 Komax Group AG (Machinery)                             1,263,402
        288 Kudelski SA * (Electrical Equipment)                   3,096,886
        887 Lindt & Spruengli AG Class B (Food & Beverage)         2,128,481
      5,015 Logitech International SA* (Computer Hardware)         3,301,203
      6,923 Societe Generale D'Affichage (Media)                   3,655,710
                                                                ------------
                                                                  18,338,648
 ---------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Investments (continued)
February 29, 2000 (Unaudited)

  Shares  Description                                                    Value
 Common Stocks - (continued)
  United Kingdom - 7.9%
  100,754 Capita Group PLC (Construction)                          $  2,540,987
  347,224 Cattles PLC (Financial Services)                            1,211,438
  105,589 Future Network PLC* (Media)                                 1,525,243
  116,008 Guardian IT PLC (Business Services)                         1,904,674
  499,879 Independent Insurance Group PLC (Insurance)                 1,862,414
    6,890 JSB Software Technologies PLC* (Computer Software)            331,756
    2,905 JSB Software Technologies PLC ADR* (Computer Software)        435,750
   32,740 Kewill Systems PLC (Business Services)                      1,314,649
  688,346 London Merchant Securities PLC (Real Estate)                2,465,593
  380,845 Matalan PLC (Real Estate)                                   3,457,128
  221,866 N Brown Group PLC (Specialty Retail)                        2,723,268
  124,247 Nestor Healthcare Group PLC (Health)                          764,980
   60,364 Serco Group (Business Services)                             2,240,527
  210,948 The Berkeley Group PLC (Construction)                       1,490,280
                                                                   ------------
                                                                     24,268,687
 ------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $228,425,466)                                              $279,846,123
 ------------------------------------------------------------------------------
 Preferred Stocks - 1.3%
  Germany - 1.3%
      692 Porsche AG (Auto)                                        $  2,021,905
   42,701 Rhoen-Klinikum AG Non-Voting (Health)                       1,992,946
                                                                   ------------
                                                                      4,014,851
 ------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (Cost $3,379,243)                                                $  4,014,851
 ------------------------------------------------------------------------------

  Principal   Interest    Maturity
  Amount        Rate        Date          Value
 Short-Term Obligation - 3.6%
  State Street Bank & Trust Euro-Time Deposit
  $11,094,000 5.75%      03/01/2000 $ 11,094,000
 -----------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (Cost $11,094,000)                $ 11,094,000
 -----------------------------------------------
  TOTAL INVESTMENTS
  (Cost $242,898,709)               $294,954,974
 -----------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:

 ADR--American Depositary Receipt
 ------------------------------------------------------------------------------

                                           Percentage of
                                        Total Net Assets
  Common and Preferred Stock Industry Classifications +
  Alcohol                                            0.4%
  Apparel                                            0.4
  Auto                                               3.0
  Banks                                              2.0
  Broadcasting                                       1.1
  Business Services                                 11.3
  Chemicals                                          2.4
  Computer Hardware                                  1.1
  Computer Software                                  4.0
  Construction                                       3.0
  Consumer Durables                                  1.0
  Department Store                                   0.7
  Diversified Industrial Manufacturing               0.3
  Electrical Equipment                              10.7
  Electrical Utilities                               0.5
  Electronics Equipment                              3.6
  Energy Resources                                   3.6
  Entertainment                                      0.4
  Financial Services                                 0.7
  Food & Beverage                                    1.5
  Grocery                                            2.5
  Health                                             3.2
  Heavy Machinery                                    0.3
  Home Products                                      1.3
  Industrial Parts                                   0.3
  Information Services                               3.7
  Insurance                                          1.1
  Machinery                                          1.2
  Media                                              2.6
  Medical Providers                                  0.9
  Mining                                             1.1
  Multi-Industrial                                   1.8
  Publishing                                         2.2
  Real Estate                                        5.4
  Restaurants                                        1.4
  Specialty Retail                                   4.5
  Telecommunications                                 5.3
  Tobacco                                            0.7
  Transportation                                     0.4
  Wholesale                                          0.9
 --------------------------------------------------------
  TOTAL COMMON AND PREFERRED STOCK                  92.5%
 --------------------------------------------------------

 + Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Assets and Liabilities
February 29, 2000 (Unaudited)
 Assets:

  Investment in securities, at value (identified cost
  $242,898,709)                                                    $294,954,974
  Cash, at value                                                        572,661
  Receivables:
  Investment securities sold                                          4,692,932
  Dividends and interest, at value                                       79,926
  Fund shares sold                                                   13,129,638
  Reimbursement from investment adviser                                 220,400
  Deferred organization expenses, net                                    10,258
  Other assets, at value                                                 47,306
 -------------------------------------------------------------------------------
  Total assets                                                      313,708,095
 -------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased, at value                           6,154,406
  Fund shares repurchased                                               146,528
  Amounts owed to affiliates                                            353,242
  Forward foreign currency exchange contracts, at value                   5,276
  Accrued expenses and other liabilities, at value                      182,256
 -------------------------------------------------------------------------------
  Total liabilities                                                   6,841,708
 -------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                   232,328,852
  Distribution in excess of net investment income                    (1,015,590)
  Accumulated undistributed net realized gain on investment,
  futures and foreign currency related transactions                  23,514,896
  Net unrealized gain on investments, futures and translation
  of assets and liabilities denominated in foreign currencies        52,038,229
 -------------------------------------------------------------------------------
  NET ASSETS                                                       $306,866,387
 -------------------------------------------------------------------------------
  Net asset value, offering and redemption price per
  share:(a)
  Class A                                                                $16.71
  Class B                                                                $16.61
  Class C                                                                $16.60
  Institutional                                                          $16.90
  Service                                                                $16.72
 -------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                            10,794,013
  Class B                                                               102,429
  Class C                                                               226,925
  Institutional                                                       7,162,682
  Service                                                                   156
 -------------------------------------------------------------------------------
  Total shares of beneficial interest outstanding, $.001 par
  value (unlimited number of shares authorized)                      18,286,205
 -------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $17.68. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Operations
For the Six Months Ended February 29, 2000 (Unaudited)

  Investment income:
  Dividends(a)                                                    $   373,264
  Interest                                                            319,089
 -----------------------------------------------------------------------------
  Total income                                                        692,353
 -----------------------------------------------------------------------------
  Expenses:
  Management fees                                                   1,158,654
  Custodian fees                                                      321,255
  Distribution and Service fees(b)                                    272,059
  Transfer Agent fees(c)                                              118,875
  Registration fees                                                    46,320
  Professional fees                                                    27,098
  Trustee fees                                                          4,008
  Amortization of deferred organization expenses                        1,136
  Other                                                                31,252
 -----------------------------------------------------------------------------
  Total expenses                                                    1,980,657
 -----------------------------------------------------------------------------
  Less -- expenses reimbursed                                        (272,714)
 -----------------------------------------------------------------------------
  Net expenses                                                      1,707,943
 -----------------------------------------------------------------------------
  NET INVESTMENT LOSS                                              (1,015,590)
 -----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:
  Net realized gain (loss) from:
  Investment transactions                                          27,039,241
  Futures transactions                                                (31,323)
  Foreign currency related transactions                                52,000
  Net change in unrealized gain (loss) on:
  Investments                                                      32,205,943
  Futures                                                             (27,792)
  Translation of assets and liabilities denominated in foreign
  currencies                                                          (14,351)
 -----------------------------------------------------------------------------
  Net realized and unrealized gain on investment, futures and
  foreign currency related transactions                            59,223,718
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $58,208,128
 -----------------------------------------------------------------------------

 (a)Taxes withheld on dividends were $49,650.
 (b)Class A, Class B and Class C had Distribution and Service fees of $262,963, $3,423 and $5,673, respectively.
 (c)Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $99,927, $650, $1,078, $17,220 and $0, respectively.
The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statements of Changes in Net Assets

                                 For the            For the              For the
                            Six Months Ended   Seven Months Ended     Period Ended
                            February 29, 2000   August 31, 1999    January 31, 1999(a)
                               (Unaudited)
  From operations:
  Net investment loss            $ (1,015,590)       $   (173,328)        $   (147,894)
  Net realized gain from
  investment, futures and
  foreign currency related
  transactions                     27,059,918           3,660,821              232,160
  Net change in unrealized
  gain on investments,
  futures and translation
  of assets and
  liabilities denominated
  in foreign currencies            32,163,800          17,316,915            2,557,514
 --------------------------------------------------------------------------------------
  Net increase in net
  assets resulting from
  operations                       58,208,128          20,804,408            2,641,780
 --------------------------------------------------------------------------------------
  Distributions to share-
  holders:
  In excess of net
  investment income
   Class A Shares                          --                  --                   --
   Class B Shares                          --                  --                   --
   Class C Shares                          --                  --                   --
   Institutional Shares                    --              (3,921)             (21,659)
   Service Shares                          --                  --                   --
  From net realized gain
  on investment, futures
  and foreign currency
  transactions
   Class A Shares                  (3,823,471)                 --                   --
   Class B Shares                     (23,470)                 --                   --
   Class C Shares                     (31,640)                 --                   --
   Institutional Shares            (3,219,751)                 --                   --
   Service Shares                         (79)                 --                   --
 --------------------------------------------------------------------------------------
  Total distributions to
  shareholders                     (7,098,411)             (3,921)             (21,659)
 --------------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of
  shares                          132,484,145          58,890,454           81,743,079
  Reinvestment of
  dividends and
  distributions                     4,607,274               2,349                8,522
  Cost of shares
  repurchased                     (17,288,305)        (14,124,187)         (13,987,269)
 --------------------------------------------------------------------------------------
  Net increase in net
  assets resulting from
  share transactions              119,803,114          44,768,616           67,764,332
 --------------------------------------------------------------------------------------
  TOTAL INCREASE                  170,912,831          65,569,103           70,384,453
 --------------------------------------------------------------------------------------
  Net assets:
  Beginning of period             135,953,556          70,384,453                   --
 --------------------------------------------------------------------------------------
  End of period                  $306,866,387        $135,953,556         $ 70,384,453
 --------------------------------------------------------------------------------------
  Distribution in excess
  of net investment income       $ (1,015,590)       $         --         $   (106,697)
 --------------------------------------------------------------------------------------

 (a) Commencement date of operations was May 1, 1998 for all share classes.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Notes to Financial Statements
February 29, 2000 (Unaudited)
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs International Small Cap Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Serv-ice.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions, and Financial Highlights of the Fund are included for the seven months ended August 31, 1999 and for the year ended January 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale oc-curs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.

   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.

   At February 29, 2000, the aggregate cost of portfolio securities for fed-eral income tax purposes is $242,935,843. Accordingly, the gross unrealized gain on investments was $66,971,632 and the gross unrealized loss on invest-ments was $14,952,501 resulting in a net unrealized gain of $52,019,131.

 D. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual Fund of the Trust are allocated to the Funds based on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

 E. Deferred Organization Expenses -- Organization-related costs are amortized on a straight-line basis over a period of five years.

 F. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency ex-change rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

 G. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management International ("GSAMI"), a unit of the Investment Man-agement Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the in-vestment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's busi-ness affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.20% of the average daily net assets of the Fund.
   The investment adviser has voluntarily agreed to limit certain "Other Ex-penses" (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, in-demnification costs and other extraordinary expenses) to the extent such ex-penses exceed, on an annual basis, 0.16% of the average daily net assets of the Fund.

   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.50%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $548,000 for the period ended February 29, 2000.

   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Shares.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)
 3. AGREEMENTS (continued)

   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service Shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.
   As of February 29, 2000, the amounts owed to affiliates were approximately $260,000, $65,000 and $28,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

   Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the period ended February 29, 2000, were $199,499,778 and $92,567,354, respectively. For the period ended Febru-ary 29, 2000, Goldman Sachs earned approximately $3,100 of brokerage commis-sions from portfolio transactions, including futures transactions executed on behalf of the Fund.

 Forward Foreign Currency Exchange Contracts -- The Fund may enter into for-ward foreign currency exchange contracts for the purchase or sale of a spe-cific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by de-livery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their con-tracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   At February 29, 2000, the Fund had outstanding forward foreign exchange contracts to sell foreign currency as follows:

                                               Value on           Unrealized
                                              Settlement Current  -----------
    Open Foreign Currency Sales Contracts        Date     Value   Gain  Loss
 ----------------------------------------------------------------------------
  Norwegian Krone expiring 3/10/2000           $132,716  $127,440  --  $5,276
 ----------------------------------------------------------------------------
  TOTAL OPEN FOREIGN CURRENCY SALE CONTRACTS   $132,716  $127,440 $--  $5,276
 ----------------------------------------------------------------------------

 Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund's custodian bank, an amount of cash or securities equal to the minimum "initial margin" re-quirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the fluctuations in the value of the contracts, and are recorded for finan-cial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss. At February 29, 2000, the Fund had no open futures contracts.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

 Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equiv-alent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written op-tion expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exer-cised, the Fund realizes a gain or loss from the sale of the underlying secu-rity, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund pur-chases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At February 29, 2000, the Fund had no open written option contracts.

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted and a $250,000,000 com-mitted, unsecured revolving line of credit facility. Under the most restric-tive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the period ended February 29, 2000, the Fund did not have any borrowings under any of these facilities.

 6. CHANGE IN INDEPENDENT ACCOUNTANTS

 On October 26, 1999 the Board of Trustees of the Fund, upon the recommenda-tion of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund's independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and the fis-cal year ended January 31, 1999, Arthur Andersen LLP's audit reports con-tained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting princi-ples. Further, there were no disagreements between the Fund and Arthur Ander-sen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Ar-thur Andersen LLP would have caused them to make reference to the disagree-ment in their report.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)

 7. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the:

                                                    Six-Month
                                                   Period Ended
                                                February 29, 2000
                                                   (Unaudited)
                                              -----------------------
                                                 Shares       Dollars
 ---------------------------------------------------------------------
 Class A Shares
 Shares sold                                  6,139,422  $ 91,680,488
 Reinvestment of dividends and distributions    157,579     2,229,750
 Shares repurchased                            (748,919)  (11,072,901)
                                                      ----------------
                                              5,548,082    82,837,337
 ---------------------------------------------------------------------
 Class B Shares
 Shares sold                                     82,988     1,260,517
 Reinvestment of dividends and distributions      1,259        17,723
 Shares repurchased                              (4,779)      (72,674)
                                                      ----------------
                                                 79,468     1,205,566
 ---------------------------------------------------------------------
 Class C Shares
 Shares sold                                    365,090     5,562,450
 Reinvestment of dividends and distributions      2,170        30,550
 Shares repurchased                            (172,071)   (2,636,435)
                                                      ----------------
                                                195,189     2,956,565
 ---------------------------------------------------------------------
 Institutional Shares
 Shares sold                                  2,314,888    33,980,690
 Reinvestment of dividends and distributions    162,879     2,329,172
 Shares repurchased                            (242,887)   (3,506,127)
                                                      ----------------
                                              2,234,880    32,803,735
 ---------------------------------------------------------------------
 Service Shares
 Shares sold                                        --            --
 Reinvestment of dividends and distributions          6            79
 Shares repurchased                                 (11)         (168)
                                                      ----------------
                                                     (5)          (89)
 ---------------------------------------------------------------------
 NET INCREASE                                 8,057,614  $119,803,114
 ---------------------------------------------------------------------

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

 7. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the:

                                     Seven-Month              Nine-Month
                                    Period Ended            Period Ended
                                   August 31, 1999       January 31, 1999(a)
                                ----------------------  ----------------------
                                   Shares      Dollars     Shares      Dollars
 ------------------------------------------------------------------------------
 Class A Shares
 Shares sold                    2,607,810  $32,403,673  3,789,828  $39,461,070
 Reinvestment of dividends and
distributions                         --           --         --           --
 Shares repurchased              (470,755)  (5,480,465)  (680,952)  (6,496,553)
                                -----------------------------------------------
                                2,137,055   26,923,208  3,108,876   32,964,517
 ------------------------------------------------------------------------------
 Class B Shares
 Shares sold                        6,837       79,235     24,738      250,752
 Reinvestment of dividends and
distributions                         --           --         --           --
 Shares repurchased                (3,975)     (41,451)    (4,639)     (43,306)
                                -----------------------------------------------
                                    2,862       37,784     20,099      207,446
 ------------------------------------------------------------------------------
 Class C Shares
 Shares sold                       21,336      268,279     19,740      196,453
 Reinvestment of dividends and
distributions                         --           --         --           --
 Shares repurchased                (6,059)     (68,915)    (3,281)     (32,610)
                                -----------------------------------------------
                                   15,277      199,364     16,459      163,843
 ------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                    2,231,140   26,139,267  4,172,165   41,833,210
 Reinvestment of dividends and
distributions                         183        2,349        851        8,522
 Shares repurchased              (773,017)  (8,533,356)  (703,520)  (7,414,800)
                                -----------------------------------------------
                                1,458,306   17,608,260  3,469,496   34,426,932
 ------------------------------------------------------------------------------
 Service Shares
 Shares sold                          --           --         161        1,594
 Reinvestment of dividends and
distributions                         --           --         --           --
 Shares repurchased                   --           --         --           --
                                -----------------------------------------------
                                      --           --         161        1,594
 ------------------------------------------------------------------------------
 NET INCREASE                   3,613,500  $44,768,616  6,615,091  $67,764,332
 ------------------------------------------------------------------------------

 (a) The Fund commenced operations on May 1, 1998 for all share classes.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

                                             Income from
                                      investment operations(a)        Distributions to shareholders
                                      --------------------------- --------------------------------------
                            Net asset                             In excess
                             value,      Net        Net realized    of net                  Net increase
                            beginning investment   and unrealized investment    From net    in net asset
                            of period    loss          gain         income   realized gains    value
 FOR THE SIX MONTHS ENDED FEBRUARY 29, (Unaudited)
  2000 - Class A Shares      $13.24     $(0.10)(e)     $4.09(e)     $  --        $(0.52)       $3.47
  2000 - Class B Shares       13.19      (0.14)(e)      4.08(e)        --         (0.52)        3.42
  2000 - Class C Shares       13.19      (0.14)(e)      4.07(e)        --         (0.52)        3.41
  2000 - Institutional
  Shares                      13.35      (0.05)(e)      4.12(e)        --         (0.52)        3.55
  2000 - Service Shares       13.24      (0.08)(e)      4.08(e)        --         (0.52)        3.48

 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares       10.62      (0.03)         2.65           --            --         2.62
  1999 - Class B Shares       10.61      (0.08)(e)      2.66(e)        --            --         2.58
  1999 - Class C Shares       10.61      (0.08)(e)      2.66(e)        --            --         2.58
  1999 - Institutional
  Shares                      10.66         --          2.69           --            --         2.69
  1999 - Service Shares       10.61      (0.02)         2.65           --            --         2.63

 FOR THE PERIOD ENDED JANUARY 31,
  1999 - Class A Shares
  (commenced May 1, 1998)     10.00      (0.04)         0.66           --            --         0.62
  1999 - Class B Shares
  (commenced May 1, 1998)     10.00      (0.10)         0.71           --            --         0.61
  1999 - Class C Shares
  (commenced May 1, 1998)     10.00      (0.06)         0.67           --            --         0.61
  1999 - Institutional
  Shares (commenced May 1,
  1998)                       10.00         --          0.67        (0.01)           --         0.66
  1999 - Service Shares
  (commenced May 1, 1998)     10.00      (0.02)         0.63           --            --         0.61
 -------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Not annualized.
 (d) Annualized.
 (e) Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

                                                                                   Ratios assuming no expense limitations
                                                                                   --------------------------------------
                         Net assets                             Ratio of                                    Ratio of
Net asset                at end of        Ratio of           net investment           Ratio of            net investment
value, end     Total       period     net  expenses to           loss to             expenses to             loss to
of period   return(b)(c) (in 000s)  average net assets(d) average net assets(d) average net assets(d) average net  assets(d)
  $16.71       30.88%     $180,329          2.05%                 (1.34)%               2.33%                 (1.62)%
   16.61       30.62         1,700          2.55                  (1.88)                2.83                  (2.16)
   16.60       30.54         3,766          2.55                  (1.93)                2.83                  (2.21)
   16.90       31.23       121,068          1.40                  (0.67)                1.68                  (0.95)
   16.72       30.96             3          1.90                  (1.04)                2.18                  (1.32)

   13.24       24.67        69,458          2.05                  (0.68)                2.42                  (1.05)
   13.19       24.32           303          2.55                  (1.16)                2.92                  (1.53)
   13.19       24.32           419          2.55                  (1.21)                2.92                  (1.58)
   13.35       25.24        65,772          1.40                  (0.05)                1.77                  (0.42)
   13.24       24.79             2          1.90                  (0.35)                2.27                  (0.72)

   10.62        6.20        33,002          2.02                  (1.03)                3.60                  (2.61)
   10.61        6.10           213          2.51                  (1.30)                4.09                  (2.88)
   10.61        6.10           175          2.51                  (1.45)                4.09                  (3.03)
   10.66        6.67        36,992          1.40                  (0.19)                2.98                  (1.77)
   10.61        6.10             2          1.90                  (0.26)                3.48                  (1.84)
 ---------------------------------------------------------------------------------------------------------------------------


Portfolio
turnover
 rate(c)

 50.53%
 50.53%
 50.53%
 50.53%
 50.53%

 58.81
 58.81
 58.81
 58.81
 58.81

 96.11
 96.11
 96.11
 96.11
 96.11

                      (This page intentionally left bank)

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs
International Small Cap Fund

          An Investment Idea for the Long Term

          History has shown that a long-term plan that includes international stocks can help provide greater protection against market volatility over time than a portfolio that invests only in U.S. stocks.

          Goldman Sachs International Small Cap Fund provides investors access to the benefits associated with international investing. The Fund seeks long-term capital growth, primarily through equity securities of smaller capitalization companies located outside of the United States.


          Target Your Needs

          The Goldman Sachs International Small Cap Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

          ----------------------------------------------------------------------
          Goldman Sachs Fund

          Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment styles, asset classes and security capitalizations.

                                    [GRAPH]

                                                              INTERNATIONAL
                                                              EQUITY
                                                             .Goldman Sachs
                                                              International
                                                              Small Cap
                                                              Fund


                                               DOMESTIC
                                               EQUITY

                              FIXED
                              INCOME

          MONEY
          MARKET

          -- Lower Risk/Return                             Higher Risk/Return --

                                       ASSET ALLOCATION
                                          SPECIALTY

          For More Information

          To learn more about the Goldman Sachs International Small Cap Fund and other Goldman Sachs Funds, call your investment professional today.




          *The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES                              OFFICERS
Ashok N. Bakhru, Chairman             Douglas C. Grip, President
David B. Ford                         Jesse H. Cole, Vice President
Douglas C. Grip                       James A. Fitzpatrick, Vice President
John P. McNulty                       Nancy L. Mucker, Vice President
Mary P. McPherson                     John M. Perlowski, Treasurer
Alan A. Shuch                         Philip V. Giuca, Jr., Assistant Treasurer
Jackson W. Smart, Jr.                 Michael J. Richman, Secretary
William H. Springer                   Amy E. Belanger, Assistant Secretary
Richard P. Strubel                    Howard B. Surloff, Assistant Secretary
                                      Valerie A. Zondorak, Assistant Secretary


GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England


Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The stocks of smaller companies are often more volatile and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell the securities it holds without a substantial drop in price, if at all.

The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund's returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total returns may not be as significant.

Goldman, Sachs & Co. is the distributor of the Fund.


Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use:
April 30, 2000/00-528                                     INTLSMCAPSAR/7.5K/4-00